EXHIBIT 8.1
SUBSIDIARIES OF METSO CORPORATION

Name	Country of Incorporation	Ownership %

Allis Mineral Systems Inc	USA	100%
Cable Belt Conveyors Pty Ltd	South Africa	100%
Caldebro S.L.	Spain	100%
Construcciones Y Estudios Industriales S.A.	Spain	100%
Ebroelec S.L.	Spain	100%
Etix SA	France	100%
Inmobiliria Los Retamos Ltda	Chile	80%
Jamesbury de Mexico SA de CV	Mexico	100%
Jamesbury Shanghai Valve (USA) Inc	USA	100%
Kaukotalo Oy	Finland	88.6%
KV Kamfab AB	Sweden	100%
KV Pulping GesmbH	Austria	100%
KV Pulping Pte Ltd	Singapore	100%
KV Pulping SA	France	100%
Lindemann Recycling Equipment Inc	USA	100%
Loro & Parisini SpA	Italy	100%
MEO1V Incentive ky	Finland	100%
Metso Automation (ANZ) Pty Ltd	Australia	100%
Metso Automation (Shanghai) Co. Ltd	China	100%
Metso Automation A/S	Norway	100%
Metso Automation AB	Sweden	100%
Metso Automation BV	Netherlands	100%
Metso Automation Canada Ltd	Canada	100%
Metso Automation Chile Ltda	Chile	100%
Metso Automation Co Ltd	Thailand	100%
Metso Automation do Brasil Ltda	Brazil	100%
Metso Automation Espana SA	Spain	100%
Metso Automation FZE	United Arab Emirates	100%
Metso Automation GesmbH	Austria	100%
Metso Automation GmbH	Germany	100%
Metso Automation India Pvt Ltd	India	100%
Metso Automation KK	Japan	100%
Metso Automation Korea Ltd	South Korea	100%
Metso Automation Ltd	Great Britain	100%
Metso Automation Max Controls Inc.	USA	100%
Metso Automation Oy	Finland	100%
Metso Automation Polska Sp. z o.o.	Poland	100%
Metso Automation Portugal, Lda	Portugal	100%
Metso Automation Pte Ltd	Singapore	100%
Metso Automation RSA (Pty) Ltd	South Africa	100%
Metso Automation S.A.S.	France	100%
Metso Automation s.r.o.	Czech Republic	100%

Name	Country of Incorporation	Ownership %

Metso Automation SA NV	Belgium	100%
Metso Automation SpA	Italy	100%
Metso Automation USA Inc	USA	100%
Metso Belgium N.V.	Belgium	100%
Metso Brazil Indústria e Comércio Ltda	Brazil	100%
Metso Canada Ltd	Canada	100%
Metso Capital Oy	Finland	100%
Metso Captive Insurance Limited	Great Britain	100%
Metso Deutschland GmbH	Germany	100%
Metso Endress+Hauser Oy	Finland	90%
Metso Engineering Oy	Finland	100%
Metso Fiber Karlstad AB	Sweden	100%
Metso Fiber KK	Japan	100%
Metso Fiber SA (Pty) Ltd	South Africa	100%
Metso Foundries Jyväskylä Oy	Finland	100%
Metso Foundries Karlstad AB	Sweden	100%
Metso Lindemann GmbH	Germany	100%
Metso Lokomo Steels Oy	Finland	100%
Metso Minerals (Argentina) S.A.	Argentina	100%
Metso Minerals (Asia-Pacific) Pte Ltd	Singapore	100%
Metso Minerals (Asia-Pacific) Pty Ltd	Australia	100%
Metso Minerals (Australia) Ltd	Australia	100%
Metso Minerals (Austria) GmbH	Austria	100%
Metso Minerals (Belux) SA	Belgium	100%
Metso Minerals (Cappagh) Ltd	Great Britain	100%
Metso Minerals (Chile) SA	Chile	100%
Metso Minerals (Cisa) SA	France	51%
Metso Minerals (Czech Republic) s.r.o.	Czech Republic	100%
Metso Minerals (Denmark) A/S	Denmark	100%
Metso Minerals (Dordrecht) BV	Netherlands	100%
Metso Minerals (Finland) Oy	Finland	100%
Metso Minerals (France) SA	France	100%
Metso Minerals (Germany) GmbH	Germany	100%
Metso Minerals (Ghana) Ltd	Ghana	100%
Metso Minerals (Hong Kong) Ltd	China	100%
Metso Minerals (Hungary) Kft	Hungary	100%
Metso Minerals (India) Private Ltd	India	100%
Metso Minerals (Italy) SpA	Italy	100%
Metso Minerals (Johannesburg) (Pty) Ltd	South Africa	100%
Metso Minerals (Kiruna) AB	Sweden	100%
Metso Minerals (Lebanon) s.a.r.l.	Lebanon	100%
Metso Minerals (Malaysia) Sdn Bhd	Malaysia	100%
Metso Minerals (Matamata) Ltd	New Zealand	100%
Metso Minerals (Mexico) SA de CV	Mexico	100%
Metso Minerals (Moers) GmbH	Germany	100%
Metso Minerals (Mumbai) Private Ltd	India	100%
Metso Minerals (Netherlands) BV	Netherlands	100%
Metso Minerals (New Zealand) Ltd	New Zealand	100%
Metso Minerals (Norway) A/S	Norway	100%

Name	Country of Incorporation	Ownership %

Metso Minerals (Peru) SA	Peru	100%
Metso Minerals (Philippines) Inc.	Philippines	100%
Metso Minerals (Poland) Sp. z o.o.	Poland	100%
Metso Minerals (Portugal) Lda	Portugal	100%
Metso Minerals (Property) GmbH	Germany	100%
Metso Minerals (Pyrotherm) Pty Ltd	Australia	100%
Metso Minerals (Sala) AB	Sweden	100%
Metso Minerals (Singapore) Pte Ltd	Singapore	100%
Metso Minerals (South Africa) Pty Ltd	South Africa	100%
Metso Minerals (Sweden) AB	Sweden	100%
Metso Minerals (Switzerland) AG	Switzerland	100%
Metso Minerals (Tampere) Oy	Finland	100%
Metso Minerals (Thailand) Co. Ltd	Thailand	100%
Metso Minerals (Tianjin) Co. Ltd	China	100%
Metso Minerals (Tianjin) International Trade Co. Ltd	China	100%
Metso Minerals (UK) Ltd	Great Britain	100%
Metso Minerals (Wear Protection) AB	Sweden	100%
Metso Minerals (Wear Protection) Ltd	Australia	100%
Metso Minerals (Zambia) Ltd	Zambia	100%
Metso Minerals (Zimbabwe) PVT Ltd	Zimbabwe	100%
Metso Minerals Algeria	Algeria	100%
Metso Minerals Canada Inc.	Canada	100%
Metso Minerals Chilean Holding Co.	Chile	100%
Metso Minerals Dis Ticaret Limeted Sirketi	Turkey	99.8%
Metso Minerals Espana SA	Spain	100%
Metso Minerals Europa Holding AB	Sweden	100%
Metso Minerals Holding (Germany) GmbH	Germany	100%
Metso Minerals Holding AB	Sweden	100%
Metso Minerals Holdings Inc	USA	100%
Metso Minerals Industries Inc.	USA	100%
Metso Minerals International B.V.	Netherlands	100%
Metso Minerals Investment Holdings (SA)(Pty) Ltd	South Africa	100%
Metso Minerals Japan Co. Ltd	Japan	100%
Metso Minerals Oy	Finland	100%
Metso Minerals Pty Ltd	Australia	100%
Metso Minerals Reedrill (Australia) Pty Ltd	Australia	100%
Metso Minerals Servicios (Argentina) S.A.	Argentina	100%
Metso Minerals Skega Pty Ltd	Australia	100%
Metso Minerals Systems AB	Sweden	100%
Metso ND Engineering (Pty) Ltd	South Africa	70%
Metso Oyj	Finland	100%
Metso Panelboard AB	Sweden	100%
Metso Panelboard GmbH	Germany	100%
Metso Panelboard Oy	Finland	100%
Metso Paper (ANZ) Pty Ltd	Australia	100%
Metso Paper (Asia-Pacific) Pte Ltd	Singapore	100%
Metso Paper (China) Co. Ltd	China	100%
Metso Paper (Shanghai) Co. Ltd	China	100%
Metso Paper (Thailand) Co., Ltd	Thailand	100%

Name	Country of Incorporation	Ownership %

Metso Paper AG	Switzerland	100%
Metso Paper Asesosias Tecnicas S.A.	Chile	100%
Metso Paper Brasil Empreendimentos e Partisipacões Ltda	Brazil	100%
Metso Paper Como S.p.A.	Italy	100%
Metso Paper Czech Republic s.r.o.	Czech Republic	100%
Metso Paper GesmbH	Austria	100%
Metso Paper GmbH	Germany	100%
Metso Paper Gorizia S.p.A.	Italy	100%
Metso Paper India Private Limited	India	100%
Metso Paper Indonesia Limited	Indonesia	100%
Metso Paper Japan Co. Ltd	Japan	100%
Metso Paper Karlstad AB	Sweden	100%
Metso Paper KK.	Japan	100%
Metso Paper Korea Inc.	South Korea	100%
Metso Paper Limited	Great Britain	100%
Metso Paper Ltd	Canada	100%
Metso Paper Oy	Finland	100%
Metso Paper Pori Oy	Finland	100%
Metso Paper S.A.	Spain	100%
Metso Paper S.A.	Chile	100%
Metso Paper SAS	France	100%
Metso Paper Service SA	France	100%
Metso Paper South Africa (Pty) Ltd	South Africa	100%
Metso Paper Sulamericana Ltda	Brazil	100%
Metso Paper Sundsvall AB	Sweden	100%
Metso Paper Technology (Shanghai) Co Ltd	China	100%
Metso Paper Turku Works Oy	Finland	100%
Metso Paper USA Inc.	USA	100%
Metso Paper Valkeakoski Oy	Finland	100%
Metso Paper ZAO	Russia	100%
Metso Powdermet Oy	Finland	100%
Metso Power AB	Sweden	100%
Metso Power Oy	Finland	100%
Metso S.p.A.	Italy	100%
Metso SAS	France	100%
Metso Shared Services Limited	Canada	100%
Metso Shared Services Oy	Finland	100%
Metso Svenska AB	Sweden	100%
Metso Texas Shredder Inc.	USA	100%
Metso USA Inc.	USA	100%
Neles-Jamesbury Inc.	USA	100%
Nordberg Mills (Sweden) AB	Sweden	100%
Novikat Oy	Finland	60%
Noviter Eesti	Estonia	60%
Noviter Oy	Finland	60%
Oy Skega AB	Finland	100%
Pinaltek Oy	Finland	100%
Porin Hallintopalvelut Oy	Finland	100%
PT Metso Automation	Indonesia	100%

Name	Country of Incorporation	Ownership %

PT Metso Minerals Indonesia Ltda	Indonesia	100%
Roval SAS	France	100%
Sako Kiinteistöt Oy	Finland	100%
Scandinavian Mill Service Czech s.r.o	Czech Republic	100%
Scandinavian Mill Service A/S	Norway	100%
Scandinavian Mill Service AB	Sweden	100%
Scandinavian Mill Service Automation Oy	Finland	100%
Scandinavian Mill Service Husum AB	Sweden	100%
Scandinavian Mill Service Kauttua Oy	Finland	100%
Scandinavian Mill Service Oy	Finland	100%
Scandinavian Mill Service S.L.	Spain	81%
Skega (Pty) Ltd	South Africa	100%
StoneL Corporation	USA	100%
Svedala (Malaysia) Sdn Bhd	Malaysia	100%
Svedala (Philippines) Inc	The Philippines	100%
Svedala de Mexico SA de CV	Mexico	100%
Svedala Holding SA de CV	Mexico	100%
Svedala Inc	USA	100%
Svedala Lindemann Ltd	Great Britain	100%
Svedala Ltd	Great Britain	100%
Svedala Manufacturing Sdn Bhd	Malaysia	100%
Svedala MFG SA de CV	Mexico	100%
Svedala Services Inc	USA	100%
Texas Shredder Poland Sp. Zoo	Poland	100%
Valmet Automotive Oy	Finland	100%
Valmet Converting Inc.	USA	100%
Valmet Defibrator A/S	Norway	100%
Valmet Dura Oy	Finland	60%
Valmet Dura USA Inc.	USA	60%
Valmet Ltd	Great Britain	100%
VEÅ AB	Sweden	100%
VVN Solutions GmbH	Germany	51%
ZAO Metso Automation	Russia	100%
ZAO Metso Minerals (CIS)	Russia	100%